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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report:  August 1, 1995





                           McCLATCHY NEWSPAPERS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)





        California                      1-9824                 94-0666175
----------------------------         -----------         ----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)



          2100 "Q" Street, CA                                          95816
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)



                                (916) 321-1846
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)



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Item 2.   Acquisition or Disposition of Assets


          On August 1, 1995, the Registrant acquired The News and Observer Publishing Company (N&O), publisher of The (Raleigh) News and Observer, seven other publications in North Carolina and NandO.net, an online service. The transaction is described in notes 3 and 10 to the Company's consolidated financial statements filed on Form 10-Q for the quarter ended June 30, 1995 which is incorporated herein by reference.

          The bank credit agreement entered into to finance a portion of the purchase price is with Bank of America, NT&SA.

          Erwin Potts, the Registrant's chairman and chief executive officer, was a member of the board of directors of The News and Observer Publishing Company from October 1990 to March 1995, and was paid $12,000 annually for his service. Mr. Potts resigned from N&O's board prior to the Registrant's offer to purchase N&O.


Item 7.   Financial Statements and Exhibits.

          (a)      4.0    See note 10 to the consolidated financial statements
                          filed on the Company's Form 10-Q for the period ending June 30, 1995, incorporated herein by reference.

          (c)     Exhibits

                  99.1 Notes 3 and 10 in Item 1, Part I of the Company's Form 10-Q for the quarterly period ended June 30, 1995, filed with the Securities and Exchange Commission on August 14, 1995 and incorporated herein by reference.



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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  August 16, 1995


                                        McClatchy Newspapers, Inc.




                                        By        /s/ James P. Smith
                                           ------------------------------------
                                                  Vice President, Finance
                                                  and Treasurer